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                                 EXHIBIT NO. 5

                     THE VARIABLE ANNUITY APPLICATION FORM







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[BEST OF AMERICA LOGO]
                                                  [ ] NON-QUALIFIED
              BEST OF AMERICA(R) FUTURE           [ ] IRA (CERTIFICATE OWNER
              GROUP ANNUITY ENROLLMENT FORM           AND ANNUITANT MUST BE
              $15,000 MINIMUM INITIAL PAYMENT         THE SAME)
                                                  [ ] CHARITABLE REMAINDER TRUST
                                                  [ ] 401
                                                  [ ] 403(b)

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---------------------- -------------------------------------------------- ----------------------------------------------------------
1                      CERTIFICATE OWNER                                      (If Applicable)    [ ] JOINT CERT. OWNER (SPOUSE ONLY)
                                                                                                 [ ] CONTINGENT CERT. OWNER
CERTIFICATE            --------------------------------------------------
OWNER(S)              (Print) Last          First                MI        --------------------------------------------------------
                                                                            Last                    First                        MI
                       --------------------------------------------------
If no annuitant is     Address                                              --------------------------------------------------------
specified in                                                                Address
section 2, the         --------------------------------------------------
certificate owner      City                  State             Zip          --------------------------------------------------------
will be the                                                                 City                       State            Zip
annuitant.             Soc. Sec. No./Tax I.D.            Sex   [ ] M
                              -       -                        [ ] F        Soc. Sec. No./Tax I.D.                Sex   [ ] M
                       ------   ----   ------                                      -       -                            [ ] F
                                                                            ------   ----   ------
                                    -------- --------- --------                          -------- --------- --------
                       Date of         MO.      DAY      YEAR               Date of         MO.      DAY      YEAR
                       Birth        -------- --------- --------             Birth        -------- --------- --------

                                    -------- --------- --------                          -------- --------- --------
---------------------- ---------------------------------------------------- --------------------------------------------------------
2                      ANNUITANT                                            [ ] CONTINGENT ANNUITANT       (If Applicable)

ANNUITANT              --------------------------------------------------
                       (Print) Last          First                MI        --------------------------------------------------------
                                                                            Last                    First                        MI
                       --------------------------------------------------
Complete only if       Address                                              --------------------------------------------------------
different from                                                              Address
the certificate        --------------------------------------------------
owner                  City                  State             Zip          --------------------------------------------------------
                                                                            City                       State            Zip
                       Soc. Sec. No./Tax I.D.            Sex   [ ] M
                              -       -                        [ ] F        Soc. Sec. No./Tax I.D.                Sex   [ ] M
                       ------   ----   ------                                      -       -                            [ ] F
                                                                            ------   ----   ------
                                    -------- --------- --------                          -------- --------- --------
                       Date of         MO.      DAY      YEAR               Date of         MO.      DAY      YEAR
                       Birth        -------- --------- --------             Birth        -------- --------- --------

                                    -------- --------- --------                          -------- --------- --------
                       Annuitization Date
                                          -------------------------------

---------------------- ---------------------------------------------------- --------------------------------------------------------
3                      BENEFICIARY                                          [ ] CONTINGENT BENEFICIARY

                       ---------------------------------------------------   -------------------------------------------------------
BENEFICIARY            (Print) Last                  First            MI    (Print) Last               First            MI

                       ---------------------------------------------------   -------------------------------------------------------
                       Relationship To Certificate Owner(s)                 Relationship To Certificate Owner (s)

---------------------- ---------------------------------------------------- --------------------------------------------------------
4                      FIRST PURCHASE PAYMENT $
                                               -------------------------
ANNUITY                Submitted herewith. A copy of this enrollment form duly signed
PURCHASE               by the agent will constitute receipt for such amount. If this
PAYMENTS               enrollment form is declined, there will be no liability on the part of the company, and any sums submitted with this enrollment form will be refunded.
                       (MINIMUM INITIAL PURCHASE PAYMENT OF $15,000)
---------------------- ---------------------------------------------------- --------------------------------------------------------
5                      Will the proposed certificate replace any existing annuity or insurance certificates/contracts?
                       [ ] No   [ ] Yes      Existing Company
                                                              ---------------------------------------------------
REPLACEMENT            In accordance with TEFRA (1982), please provide the cost basis of the contract.

                       Pre - TEFRA  $                  Post - TEFRA    $
                                     --------                           ----------
                       (Before August 14, 1982)
---------------------- ---------------------------------------------------- --------------------------------------------------------
SEND COMPLETED FORM - WITH A CHECK MADE OUT TO NATIONWIDE LIFE INSURANCE CO. TO:

FOR REGULAR MAIL:     NATIONWIDE LIFE INSURANCE CO.         FOR EXPRESS MAIL:       NATIONWIDE LIFE INSURANCE CO.
                      P.O. BOX 16609                                                INDIVIDUAL INVESTMENT PRODUCTS, 1-05-P1
                      COLUMBUS, OHIO 43218-2008                                     ONE NATIONWIDE PLAZA
                      1-(800) - 848-6331                                            COLUMBUS, OHIO 43215-2220
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APO-3418                                                            AO (5/97)
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
6        ALLOCATIONS                                                                          Initial minimum: $15,000
                                                  NATIONWIDE LIFE INS. CO                     Whole percentages only,
NATIONWIDE SEPARATE                               ______% Fixed Account                       must total 100%
ACCOUNT TRUST
______% Capital App. Fund
______% Money Market Fund
______% Govt. Bond Fund
______% Small Company Fund
______% Total Return Fund

---------------------- ---------------------------------------------------- --------------------------------------------------------

7. OPTIONAL: LIMITED POWER OF ATTORNEY [ ] Yes [ ] No ___________ Initialed by Certificate Owner

(Certificate Owner) appoint _____________________________________________ as my
Limited Attorney in fact. Once this appointment is received and recorded by Nationwide Life, my Limited Attorney in fact may exchange account values in my name between and among the sub-accounts of my account and change allocations among the sub-accounts for my future contributions.

I and my Limited Attorney in Fact, agree, for ourselves, our heirs, the legal representative of our estates, their successors and assigns, to release Nationwide Life from any liability for acting in reliance on instructions given pursuant to the Limited Power. We jointly and severally agree to indemnify Nationwide Life from and against any claim, liability or expense arising out of any action by Nationwide Life in reliance on such instructions.

THIS POWER IS PERSONAL TO THE HOLDER AND MAY NOT BE DELEGATED TO ANY OTHER PERSON OR ORGANIZATION. THE HOLDER MUST BE A CURRENTLY LICENSED AND APPOINTED REPRESENTATIVE OF NATIONWIDE LIFE AND MUST BE THE AGENT OF RECORD FOR THIS CERTIFICATE, OR THE POWER WILL AUTOMATICALLY TERMINATE.

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8. REMARKS

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9. SIGNATURES

[ ] Please send me a copy of the Statement of Additional Information to the Prospectus.

Signed at:                                           on
          -------------------------------------------    -----------------------
                  City                     State            (Mo / Day / Year)

Certificate Owner
                 ---------------------------------------------------------------

Joint Certificate Owner (if Applicable)
                                       -----------------------------------------
This individual is a customer of the Broker/Dealer referenced below, and is to be enrolled as a Certificate Owner in the group contract issued for the benefit of certain customers of this Broker/Dealer. The Broker/Dealer is familiar with the terms and conditions of the Group BEST OF AMERICA (R) FUTURE Annuity Contract and directs Nationwide Life Insurance Company to enroll this individual in such group annuity contract issued, or to be issued, to Society National Bank, acting as trustee of the Nationwide BEST OF AMERICA (R) Group Master Trust.

Witness                                                                 #020-
        -----------------------------------     --------------------------------
            (Signature of Producer)             (Print Producer Name and Number)

Producer Phone #  (    )                          Address
                  -----------------------------          -----------------------

Producer:    Do you have reason to believe the contract applied for is to replace existing annuities or
             insurance owned by the annuitant? [ ]  Yes      [ ] No

Broker Dealer                                    Telephone
             --------------------------                   ----------------------

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